UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 E. Geddes Avenue, Suite 200N

Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	NASDAQ (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual stockholders meeting on May 23, 2024. Of the 15,603,773 shares of common stock issued and outstanding as of the record date, 12,606,550 shares of common stock (approximately 80.79%) were present or represented by proxy at the annual meeting. The Company's stockholders elected all of the directors nominated by the Company's board of directors; approved, on an advisory basis, the compensation of the Company's named executive officers; approved the Company’s 2024 Performance Incentive Plan; and ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2024 fiscal year. The vote results for the matters submitted to stockholders are as follows:

1. Election of directors:

Name	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
Anthony S. Ackil	8,544,891	763,505	17,288	3,280,866	91.80%
Thomas G. Conforti	9,115,322	154,747	15,615	3,280,866	98.34%
G.J. Hart	9,152,841	159,488	13,355	3,280,866	98.29%
Steven K. Lumpkin	9,155,452	156,600	13,632	3,280,866	98.32%
David A. Pace	8,441,918	868,225	15,541	3,280,866	90.67%
Allison Page	9,038,151	271,543	15,990	3,280,866	97.08%
Nicole Miller Regan	8,550,619	762,512	12,533	3,280,866	91.81%
Anddria Varnado	8,443,987	865,176	16,521	3,280,866	90.71%

2. Approval, on an advisory basis, of the compensation of the Company's named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
7,647,576	1,191,561	486,547	3,280,866	86.52%

3. Approval of the Company’s 2024 Performance Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
6,385,945	2,930,701	9,038	3,280,866	68.54%

4. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the Company’s 2024 fiscal year:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
12,288,213	286,090	32,247	0	97.72%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Sarah A. Mussetter
Name:	Sarah A. Mussetter
Title:	Chief Legal Officer